SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                          FORM 8-K/A

               AMENDMENT TO CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): November 30, 1995

                 Checkpoint Systems, Inc.
  --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

                       Pennsylvania
 ------------------------------------------------------------
  (State or other jurisdiction of incorporation or organization)



       1-11257                             22-1895850
  --------------------             --------------------------------
(Commission File Number)          (I.R.S. Employer Identification No.)


   101 Wolf Drive, PO Box 188       Thorofare, New Jersey 08086
 ----------------------------------------------------------------------
             (Address of principal executive offices)


                               (609) 848-1800
------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                         N/A
-----------------------------------------------------------------------
             (Former name or address, if changed since last report)


       1

  Item 7.   Financial Statements and Exhibits
  ------    ----------------------------------

            (b) The Current Report on Form 8-K, dated December 15, 1995, as amended on February 13, 1996 on Form 8-K/A and further amended on February 15, 1996 on Form 8-K/A (the "Current Report"), is hereby further amended to amend the Pro Forma Combined Statement of Operations Data and the related footnotes.

         Pro Forma Combined Statement of Operations Data
                        Fiscal Year 1995
                  (All amounts in thousands)

                         Twelve     Eleven
                         Months     Months     Proforma
                        12/31/95   11/30/95   Adjustments    Pro Forma for
                       Checkpoint   Actron   for the Actron   the Actron
                         Actual     Actual     Acquisition    Acquisition
                       ----------   ------   --------------  -------------
                       (unaudited)
Net revenues            $204,741   $45,500                      $250,241
Cost of revenues         114,044    40,800      (2,000) (1)      152,844
                        --------   -------      -------         --------
Gross profit              90,697     4,700       2,000            97,397
 Selling, general
  and administrative
  expenses                71,642    19,300      (3,100) (2)       87,842
Operating Income/(loss)   19,055   (14,600)      5,100             9,555

Interest expense, net      2,259     1,800         399  (3)        4,458
Other income/(expense)      (198)    1,100           0               902
                         --------   -------      -------         --------
Income before income tax  16,598   (15,300)      4,701             5,999
Income taxes               5,189         0           0 (4)         5,189
                        --------   --------     -------         --------
Net earnings/(loss)      $11,409  ($15,300)     $4,701            $  810
                        ========   ========     =======         ========
Net earnings/(loss)
  per share                $0.83                                   $0.06
                        ========   ========     =======         ========
Weighted average number
  of common and common
  equivalent shares       13,687                                  13,687
                        ========   ========     =======         ========

(1) Reflects the adjustment to inventory to reflect a profit on the selling effort of related inventory existing as of December 26, 1994 and elimination of redundancies created by the acquisition. No adjustment has been made to reflect what cost of revenues would have been had manufacturing operations been transferred as of January 1, 1995 to the Company's lower cost Caribbean based manufacturing facilities.

(2) Reflects (i) the annual amortization of goodwill of approximately $2.2 million, and (ii) a $4.0 million reduction to Selling, General and Administrative expense as a result of an elimination of redundancies created by the acquisition of approximately 50 employees and facilities, and (iii) to eliminate $1.3 million of one time severance charges directly associated with the acquisition which are reflected in Checkpoint's operating results for the twelve months ending December 31, 1995.

(3) Reflects the interest expense associated with the Convertible
Subordinated debentures less the $2.2 million of intercompany interest charges calculated as follows:

    Twelve months interest at 5-1/4% on $54 million     $2,835
    Less:
       Interest expense booked                             236
       Intercompany interest charges                     2,200
                                                        ------
    Total pro forma interest adjustment                 $  399
                                                        ======

(4) The income tax effect of the Pro Forma adjustments is immaterial given that these adjustments consist principally of goodwill amortization which is not tax deductible and adjustments which reduced tax losses of Actron and Checkpoint in their respective tax jurisdictions, for which no tax benefit had been recognized. Accordingly, no Pro Forma tax adjustment has been made.

                Combined Balance Sheet data
                         December 31, 1995
(Includes the impact of the Actron purchase completed on November 30, 1995)
                    (All Amounts In Thousands)
                                                  Checkpoint
                                                    Actual
                                                  ----------
                                                  (unaudited)
Current Assets:
  Cash and Short Term Investments                  $77,456
  Accounts Receivable, net                          73,065
  Inventories                                       54,941
  Other Current Assets                               7,479
  Deferred Income Taxes                              1,117
                                                   -------
  Total Current Assets                            $214,058

Property, Plant, and Equipment, net of
 accumulated depreciation                           56,025

Excess of Purchase Price Over Fair Value
 of Net Assets Acquired                             64,826

Intangibles                                          6,760
Other Assets                                        14,881
                                                   -------
Total Assets                                      $356,550
                                                  ========

Current Liabilities:
  Accounts Payable                                 $16,643
  Accrued Compensation                               5,762
  Income Taxes                                       5,816
  Unearned Revenues                                  8,155
  Other Current Liabilities                         21,566
  Current Portion Long-term Debt                     4,002
                                                   -------
Total Current Liabilities                          $61,944

Long-Term Debt, Less Current Maturities             35,674
5- 1/4% Subordinated Debentures                    120,000
Deferred Income Taxes                                1,274

Shareholders' Equity
  Preferred Stock, no par value
  Common Stock, par value
  $.10 per share                                     1,501
  Additional Capital                                84,627
  Retained Earnings                                 58,198
  Common Stock in Treasury                          (5,664)
  Foreign Currency Adjustment                       (1,004)
                                                  ---------
  Total Shareholders' Equity                      $137,658
                                                  ---------
Total Liabilities and
Shareholders'Equity                               $356,550
                                                  ========

                              Signature
                              ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 1996

Checkpoint Systems, Inc.

BY:  /s/Mitchell T. Codkind
     Vice President, Corporate Controller and
     Chief Accounting Officer